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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  December 31, 2002

               Exact Name of Registrant as Specified
              in Charter; State or Other Jurisdiction
                   of Incorporation; Address of
(Commission        Principal Executive Offices;           (IRS Employer
File Number)       Registrant's Telephone Number       Identification No.)
------------  ---------------------------------------  -------------------

1-14507             Henley Limited Partnership             04-3416346
                 (a Delaware limited partnership)
                       151 Merrimac Street,
                   Boston, Massachusetts 02114
                         (617) 523-6050

1-9324              Henley Limited Partnership II          04-2936516
                 (a Delaware limited partnership)
                       151 Merrimac Street,
                   Boston, Massachusetts 02114
                         (617) 523-6050


                     Boston Celtics Limited Partnership
                    Boston Celtics Limited Partnership II
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 2.   Acquisition or Disposition of Assets

      On December 31, 2002, Henley Limited Partnership (formerly Boston Celtics Limited Partnership) (the "Partnership") announced that Celtics Basketball L.P., its 48.3% owned, indirect subsidiary, completed the sale of the Boston Celtics basketball team, the principal operating asset of the Partnership. The sale was completed pursuant to an Asset Purchase and Sale Agreement, dated as of September 27, 2002, by and between Celtics Basketball, L.P. and Boston Championship Basketball, LLC (formerly known as Lake Carnegie, LLC).

      In connection with the transaction, the Partnership changed its name from Boston Celtics Limited Partnership to Henley Limited Partnership. Boston Celtics Limited Partnership II similarly changed its name to Henley Limited Partnership II.

      The Partnership issued a press release dated December 31, 2002, relating to the sale, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      Exhibit      Description
      -------      -----------

       99.1        Press Release, dated December 31, 2002.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have caused this current report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2003

                                     HENLEY LIMITED PARTNERSHIP

                                     By:  BCLP GP, Inc., General Partner

                                     By:  /s/  Richard G. Pond
                                          ---------------------------------
                                          Richard G. Pond
                                          Executive Vice President, Chief
                                          Financial Officer and Chief
                                          Accounting Officer*

*Title indicates position with BCLP GP, Inc.


                                     HENLEY LIMITED PARTNERSHIP II

                                     By:  BCLP II GP, Inc., General Partner

                                     By:  /s/  Richard G. Pond
                                          ---------------------------------
                                          Richard G. Pond
                                          Executive Vice President, Chief
                                          Financial Officer and Chief
                                          Accounting Officer*

*Title indicates position with BCLP II GP, Inc.


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                                EXHIBIT INDEX

Exhibit      Description
-------      -----------

 99.1        Press Release, dated December 31, 2002.


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